(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
August 31, 2001


Merrill Lynch
Global Growth
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL GROWTH FUND, INC.


Worldwide Investments as of
August 31, 2001

                                         Country of       Percent of
Ten Largest Equity Holdings              Origin           Net Assets

Lincoln National Corporation             United States        4.5%
Novartis AG (Registered Shares)          Switzerland          4.2
GlaxoSmithKline PLC                      United Kingdom       4.1
Wells Fargo Company                      United States        3.8
Wal-Mart Stores, Inc.                    United States        3.4
Pfizer Inc.                              United States        3.3
Assicurazioni Generali                   Italy                3.2
Muenchener Rueckversicherungs-
Gesellschaft AG (Registered Shares)      Germany              3.1
Lowe's Companies, Inc.                   United States        3.0
Aegon NV                                 Netherlands          2.9


                                         Percent of
Ten Largest Industries                   Net Assets

Pharmaceuticals                             23.9%
Insurance                                   23.6
Diversified Financials                      7.8
Specialty Retail                            5.7
Media                                       5.6
Banks                                       5.5
Multiline Retail                            5.5
Food & Drug Retailing                       5.4
Biotechnology                               2.7
Computer Services &Supplies                 2.5




Merrill Lynch Global Growth Fund, Inc., August 31, 2001


DEAR SHAREHOLDER


Fiscal Year in Review
For the fiscal year ended August 31, 2001, Merrill Lynch Global Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -39.39%, -40.01%, -39.97% and -39.58%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 - 6 of this report to shareholders.) The total returns for the Fund were below Lipper Inc.'s Global Funds Average return of -26.06% for the same 12-month period. The Fund's performance was also below the unmanaged Morgan Stanley Capital International (MSCI) World Stock Index (in US dollars), which had a return of -25.39%. Our focus for the Fund is on equity investments in relatively large-capitalization growth companies around the world, which had relatively poor comparative investment returns for the fiscal year ended August 31, 2001.

The downtrend in global stock markets for the 12 months ended
August 31, 2001 was a major factor in the Fund's negative returns. Although we significantly reduced the Fund's investment weighting in the technology sector at the beginning of the fiscal year, the Fund had a meaningful weighting in the global telecommunications service sector where stock prices of major holdings declined considerably. We restructured the Fund's ten largest equity holdings, reducing the percentage weighting in Vodafone Group PLC and NTT DoCoMo Inc. In our opinion, the recent announcements of large reductions in employment by major manufacturing companies in Japan, Asia, Western Europe and the United States may cause further deterioration in the business fundamentals of these companies as well as other major telecommunications service companies globally. We also liquidated Enron Corp., another negative contributor to investment performance. Stock investments with relatively better performance were the insurance and pharmaceutical industries, which were the two largest industries at the mid-point of the fiscal year.

The Fund did not have a meaningful investment exposure to the automotive, auto parts, chemicals, steel, paper and transportation industries. Stocks in these industry sectors worldwide experienced the best positive and relative stock price performance until the last month of the fiscal year. It appears that investors anticipated a cyclical recovery in consumer durable goods demand for motor vehicles as the US Federal Reserve Board and other central banks started to ease monetary policy in early January 2001. Also, several of the largest technology companies experienced substantial absolute and relative stock price appreciation during the first half of 2001. Since July 2001, management of many major companies in the technology and industrial durable goods sectors advised investors that business conditions were deteriorating rather than stabilizing or improving.

The Fund's relative investment performance improved during August 2001, as the stock prices of many of the largest technology and industrial companies in the automotive industry declined, and management revised expectations downward for real growth and business profits. Stock investments in the pharmaceutical and insurance industries represented almost 50% of the Fund's net assets. For complete listings of the Fund's ten largest equity holdings and ten largest industries, see page 1 of this report to shareholders.


Market Outlook
The US Federal Reserve Board and other central banks have been easing monetary policy since early January 2001. The US Government began mailing tax rebate checks in July 2001 and reduced the average effective Federal tax rate for lower-income households. We believe it is reasonable to anticipate that these programs may provide an increase in the real rate of growth of consumer spending on staple and non-durable goods during the second half of 2001. In our opinion, the relative expansionary fiscal and monetary policy in the United States may create an opportunity for the US stock market to outperform other major global equity markets during the remainder of the year. Consequently, we invested more than 55% of the Fund's net assets in the US equity market. Since we expect the Japanese equity market to comparatively underperform, we invested less than 1.0% of net assets in that market compared to 7.5% on February 28, 2001. In our opinion, the outlook for real growth of consumer spending in the major economies in Europe, Latin America, Japan and the rest of Asia does not appear attractive compared to the US economy. More than 90% of the Fund's net assets are invested in the financials, health care, consumer discretionary and consumer staples sectors.


In Conclusion
The fiscal year ended August 31, 2001 was a difficult one, both on a comparative and absolute investment return basis, for investors in large-capitalization growth companies. The rate of real economic growth in the United States and around the globe has been slowing and reducing the profitability of most companies. We significantly reduced the Fund's investment exposure to the technology sector, starting early in the fiscal year. However, we did not anticipate the extended duration and magnitude of the overall reduction of real economic growth globally. The Fund's significant equity investments in the largest companies in the wire-line and cellular telecommunications businesses declined substantially in value. We believe that the current cyclical downturn unfolding in the automotive industry makes it more difficult for the major global telecommunications companies to improve operational fundamentals and earnings during the remainder of 2001. Consequently, we restructured major equity investments and focused on US and European pharmaceutical and insurance industries.

We thank you for your investment in Merrill Lynch Global Growth
Fund, Inc., and we look forward to sharing with you our investment results and strategy in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and Portfolio Manager



September 26, 2001



The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.


A Special Message to Shareholders

Merrill Lynch Investment Managers, L.P. ("MLIM") and its employees join the nation in mourning the victims and supporting the families of those so deeply affected by the tragic events that occurred on September 11. As the United States recovers from this devastating act of terrorism, we would like to assure our shareholders that client assets are safe and MLIM stands strong, capable and ready to serve our shareholders. Our company continues to be financially sound with a strong and liquid balance sheet. Our systems have remained fully operable, and our portfolio managers and their investment teams are on the job managing your Fund's investments. While we cannot predict financial market activity in the weeks and months ahead, we ask you to remain confident that your Fund is managed by highly qualified investment professionals who have experience managing portfolios in a variety of market conditions.

Although uncertainty has been injected into the financial markets, history has shown the resilience of our financial system in times of crisis. We should not underestimate the resolve of our business leaders, our government, and most of all, the spirit of our people to prevail and go forward with renewed strength.



Merrill Lynch Global Growth Fund, Inc., August 31, 2001


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Total Return
Based on a $10,000
Investment

A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Global Growth Fund, Inc.++ Class A and Class B
Shares* compared to a similar investment in MSCI World Index++++.
Values illustrated are as follows :

Merrill Lynch Global Growth Fund, Inc.++
Class A Shares*

Date                     Value

10/31/1997**           $ 9,475.00
August 1998            $10,214.00
August 1999            $13,121.00
August 2000            $18,562.00
August 2001            $11,250.00


Merrill Lynch Global Growth Fund, Inc.++
Class B Shares*

Date                     Value

10/31/1997**           $10,000.00
August 1998            $10,680.00
August 1999            $13,592.00
August 2000            $19,034.00
August 2001            $11,164.00


MSCI World Index++++

Date                     Value

10/31/1997**           $10,000.00
August 1998            $10,390.00
August 1999            $13,824.00
August 2000            $15,638.00
August 2001            $11,668.00


A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Global Growth Fund, Inc.++ Class C and Class D
Shares* compared to a similar investment in MSCI World Index++++.
Values illustrated are as follows :

Merrill Lynch Global Growth Fund, Inc.++
Class C Shares*

Date                     Value

10/31/1997**           $10,000.00
August 1998            $10,680.00
August 1999            $13,588.00
August 2000            $19,030.00
August 2001            $11,424.00


Merrill Lynch Global Growth Fund, Inc.++
Class D Shares*

Date                     Value

10/31/1997**           $ 9,475.00
August 1998            $10,186.00
August 1999            $13,059.00
August 2000            $18,437.00
August 2001            $11,153.00


MSCI World Index++++

Date                     Value

10/31/1997**           $10,000.00
August 1998            $10,390.00
August 1999            $13,824.00
August 2000            $15,638.00
August 2001            $11,668.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++MLGlobal Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium-, and small-capitalization companies in 22 countries, including the United States.
Past performance is not predictive of future performance.


Average Annual
Total Return

                                      % Return Without    % Return With
                                        Sales Charge      Sales Charge**
Class A Shares*
One Year Ended 6/30/01                     -30.58%            -34.22%
Inception (10/31/97) through 6/30/01       + 7.31             + 5.75

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                          % Return           % Return
                                        Without CDSC       With CDSC**
Class B Shares*
One Year Ended 6/30/01                     -31.32%            -33.66%
Inception (10/31/97) through 6/30/01       + 6.21             + 5.54

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                          % Return           % Return
                                        Without CDSC       With CDSC**
Class C Shares*
One Year Ended 6/30/01                     -31.28%            -31.86%
Inception (10/31/97) through 6/30/01       + 6.22             + 6.22

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                      % Return Without    % Return With
                                        Sales Charge      Sales Charge**
Class D Shares*
One Year Ended 6/30/01                     -30.76%            -34.39%
Inception (10/31/97) through 6/30/01       + 7.04             + 5.47

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Global Growth Fund, Inc., August 31, 2001


PERFORMANCE DATA (CONCLUDED)

Recent
Performance
Results*

                                                      6-Month              12-Month       Since Inception
As of August 31, 2001                               Total Return         Total Return        Total Return
ML Global Growth Fund, Inc. Class A Shares            -18.56%               -39.39%             +18.74%
ML Global Growth Fund, Inc. Class B Shares            -18.98                -40.01              +14.19
ML Global Growth Fund, Inc. Class C Shares            -18.89                -39.97              +14.25
ML Global Growth Fund, Inc. Class D Shares            -18.69                -39.58              +17.57

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund commenced operations on 10/31/97.


SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)
NORTH                           Shares                                                                           Percent of
AMERICA      Industries          Held                 Investments                        Cost           Value    Net Assets
Canada       Media            1,450,000    Rogers Communications, Inc. 'B'         $   25,554,415   $   20,111,606     1.2%

                                           Total Investments in Canada                 25,554,415       20,111,606     1.2


United       Banks            1,350,000    Wells Fargo Company                         62,577,750       62,113,500     3.8
States
             Beverages          300,000    Anheuser-Busch Companies, Inc.              12,830,797       12,912,000     0.8
                                395,000    The Coca-Cola Company                       18,007,062       19,224,650     1.2
                                                                                   --------------   --------------   -----
                                                                                       30,837,859       32,136,650     2.0

             Biotechnology      455,000    ++IDEC Pharmaceuticals Corporation          26,913,864       26,954,200     1.6
                              1,040,000    ++Immunex Corporation                       36,718,211       18,054,400     1.1
                                                                                   --------------   --------------   -----
                                                                                       63,632,075       45,008,600     2.7

             Commercial         380,000    ++Concord EFS, Inc.                         20,742,973       19,938,600     1.2
             Services &         530,000    H & R Block, Inc.                           18,238,450       20,622,300     1.3
             Supplies                                                              --------------   --------------   -----
                                                                                       38,981,423       40,560,900     2.5

             Diversified        430,000    Fannie Mae                                  35,818,660       32,770,300     2.0
             Financials         240,000    The Goldman Sachs Group, Inc.               22,102,729       19,224,000     1.2
                                330,000    Morgan Stanley Dean Witter & Co.            20,671,547       17,605,500     1.1
                                660,000    T. Rowe Price Group Inc.                    24,841,972       24,677,400     1.4
                                                                                   --------------   --------------   -----
                                                                                      103,434,908       94,277,200     5.7

             Food & Drug        450,000    CVS Corporation                             18,114,120       16,249,500     1.0
             Retailing          685,000    SYSCO Corporation                           18,860,581       19,193,700     1.2
                                575,000    Walgreen Co.                                18,361,518       19,751,250     1.2
                                                                                   --------------   --------------   -----
                                                                                       55,336,219       55,194,450     3.4

             IT Consulting &     65,800    Electronic Data Systems Corporation          3,871,284        3,880,884     0.2
             Services         1,259,600    ++Infonet Services Corporation
                                           (Class B)                                   18,581,748        3,526,880     0.2
                                                                                   --------------   --------------   -----
                                                                                       22,453,032        7,407,764     0.4

             Insurance          480,000    American International Group, Inc.          39,754,573       37,536,000     2.3
                              1,500,000    Lincoln National Corporation                74,841,849       74,790,000     4.5
                                 42,000    ++Markel Corporation                         7,675,548        7,766,640     0.5
                                230,000    Marsh & McLennan Companies, Inc.            25,927,010       21,367,000     1.3
                                                                                   --------------   --------------   -----
                                                                                      148,198,980      141,459,640     8.6

             Media              254,000    ++AOL Time Warner Inc.                       2,707,735        9,486,900     0.6
                                187,200    ++Clear Channel Communications, Inc.         9,023,478        9,410,544     0.6
                                170,000    ++Viacom, Inc. (Class B)                     8,076,769        7,208,000     0.4
                              1,400,000    The Walt Disney Company                     51,966,376       35,602,000     2.2
                                                                                   --------------   --------------   -----
                                                                                       71,774,358       61,707,444     3.8

             Multiline          315,000    Family Dollar Stores, Inc.                   9,172,063        9,450,000     0.6
             Retail             485,000    Target Corporation                          18,038,683       16,805,250     1.0
                              1,145,000    Wal-Mart Stores, Inc.                       57,315,606       55,017,250     3.4
                                                                                   --------------   --------------   -----
                                                                                       84,526,352       81,272,500     5.0

             Pharmaceuticals    250,000    Allergan Inc.                               22,101,087       18,062,500     1.1
                                300,000    ++Forest Laboratories, Inc.                 21,659,114       21,903,000     1.3
                                405,000    Johnson & Johnson                           22,881,279       21,347,550     1.3
                                533,333    ++King Pharmaceuticals, Inc.                21,890,426       23,066,652     1.4
                                477,000    Merck & Co., Inc.                           33,544,424       31,052,700     1.9
                              1,415,000    Pfizer Inc.                                 57,719,240       54,208,650     3.3
                                407,000    ++Watson Pharmaceuticals, Inc.              24,355,724       22,832,700     1.4
                                                                                   --------------   --------------   -----
                                                                                      204,151,294      192,473,752    11.7

             Specialty          550,000    ++Bed Bath & Beyond Inc.                    18,060,548       15,862,000     1.0
             Retail             600,000    The Home Depot, Inc.                        25,297,682       27,570,000     1.7
                              1,335,000    Lowe's Companies, Inc.                      51,723,159       49,662,000     3.0
                                                                                   --------------   --------------   -----
                                                                                       95,081,389       93,094,000     5.7

                                           Total Investments in the United States     980,985,639      906,706,400    55.3


                                           Total Investments in North America       1,006,540,054      926,818,006    56.5


PACIFIC BASIN

Japan        Wireless             1,175    NTT DoCoMo, Inc.                            22,926,519       14,415,361     0.9
             Telecommuni-
             cation
             Services

                                           Total Investments in the Pacific Basin      22,926,519       14,415,361     0.9


Merrill Lynch Global Growth Fund, Inc., August 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)
WESTERN                         Shares                                                                           Percent of
EUROPE       Industries          Held                 Investments                        Cost           Value    Net Assets
France       Food Products      140,000    Groupe Danone                           $   18,000,197   $   19,038,247     1.2%

             Insurance          900,000    Axa                                         30,783,213       24,567,678     1.5

             Personal            75,000    L'Oreal SA                                   3,826,555        5,082,498     0.3
             Products

             Pharmaceuticals    375,093    Aventis SA                                  22,691,998       27,395,052     1.7
                                560,300    Sanofi-Synthelabo SA                        32,151,333       36,671,758     2.2
                                                                                   --------------   --------------   -----
                                                                                       54,843,331       64,066,810     3.9

                                           Total Investments in France                107,453,296      112,755,233     6.9


Germany      Insurance          169,000    Allianz AG (Registered Shares)              54,855,000       47,591,076     2.9
                                175,100    Muenchener Rueckversicherungs-
                                           Gesellschaft AG (Registered Shares)         51,643,342       50,326,850     3.1
                                                                                   --------------   --------------   -----
                                                                                      106,498,342       97,917,926     6.0

             Multiline          200,000    Metro AG                                     8,278,018        7,993,920     0.5
             Retail

             Semiconductor      550,400    Infineon Technologies AG                    13,167,042       12,974,568     0.8
             Equipment &
             Products
                                           Total Investments in Germany               127,943,402      118,886,414     7.3


Italy        Banks            2,325,000    Unicredito Italiano SpA                     10,997,734       10,011,022     0.6

             Insurance        1,695,000    Assicurazioni Generali                      58,977,345       53,659,869     3.2
                              3,603,071    ++Istituto Nazionale delle
                                           Assicurazioni SpA (INA)                      5,872,753        7,675,255     0.5
                                                                                   --------------   --------------   -----
                                                                                       64,850,098       61,335,124     3.7

                                           Total Investments in Italy                  75,847,832       71,346,146     4.3


Netherlands  Diversified      1,096,400    ING GROEP                                   31,256,333       34,619,909     2.1
             Financials

             Food & Drug      1,125,000    Koninklijke Ahold NV                        34,676,660       33,581,277     2.0
             Retailing

             Insurance        1,580,000    Aegon NV                                    48,618,693       47,636,678     2.9

                                           Total Investments in the Netherlands       114,551,686      115,837,864     7.0


Spain        Banks              600,000    ++Banco Bilbao Vizcaya, SA                  10,260,253        7,739,568     0.5
                              1,100,000    Banco Santander Central Hispano, SA         11,648,050       10,022,377     0.6
                                                                                   --------------   --------------   -----
                                                                                       21,908,303       17,761,945     1.1

             Media            2,250,000    Telefonica Publicidad e
                                           Informacion, SA                             14,051,000        9,401,940     0.6

                                           Total Investments in Spain                  35,959,303       27,163,885     1.7


Switzerland  Insurance          160,000    Swiss Reinsurance                           17,184,577       15,912,767     0.9

             Pharmaceuticals  1,880,000    Novartis AG (Registered Shares)             80,105,674       68,538,733     4.2

                                           Total Investments in Switzerland            97,290,251       84,451,500     5.1


United       Food Products    1,940,000    Unilever PLC                                17,000,835       16,546,144     1.0
Kingdom
             Pharmaceuticals  2,556,928    ++GlaxoSmithKline PLC                       73,034,098       67,797,304     4.1

             Wireless         8,000,000    Vodafone Group PLC                           9,104,736       15,955,500     1.0
             Telecommuni-
             cation
             Services

                                           Total Investments in the United Kingdom     99,139,669      100,298,948     6.1


                                           Total Investments in Western Europe        658,185,439      630,739,990    38.4


SHORT-TERM                       Face
SECURITIES                      Amount                   Issue
             Commercial     $60,287,000    CIT Group Holdings, 3.70% due 9/04/2001     60,268,412       60,268,412     3.7
             Paper*

                                           Total Investments in Short-Term
                                           Securities                                  60,268,412       60,268,412     3.7


             Total Investments                                                     $1,747,920,424    1,632,241,769    99.5
                                                                                   ==============
             Other Assets Less Liabilities                                                               7,951,846     0.5
                                                                                                    --------------  -------
             Net Assets                                                                             $1,640,193,615   100.0%
                                                                                                    ==============  =======

++Non-income producing security.
*Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

See Notes to Financial Statements.


Merrill Lynch Global Growth Fund, Inc., August 31, 2001


STATEMENT OF ASSETS AND LIABILITIES

                    As of August 31, 2001
Assets:             Investments, at value (including securities loaned of $49,080,741)
                    (identified cost--$1,747,920,424)                                                        $1,632,241,769
                    Cash                                                                                                667
                    Investments held as collateral for loaned securities, at value                               51,860,264
                    Receivables:
                       Securities sold                                                    $  99,623,482
                       Foreign exchange contracts                                             4,883,658
                       Dividends                                                              4,191,853
                       Capital shares sold                                                      332,067
                       Loaned securities                                                         18,551         109,049,611
                                                                                          -------------
                    Prepaid registration fees and other assets                                                      157,890
                                                                                                             --------------
                    Total assets                                                                              1,793,310,201
                                                                                                             --------------


Liabilities:        Collateral on securities loaned, at value                                                    51,860,264
                    Payables:
                       Custodian bank                                                        51,991,304
                       Securities purchased                                                  40,721,918
                       Capital shares redeemed                                                5,674,452
                       Distributor                                                            1,165,583
                       Investment adviser                                                       983,514         100,536,771
                                                                                          -------------
                    Accrued expenses                                                                                719,551
                                                                                                             --------------
                    Total liabilities                                                                           153,116,586
                                                                                                             --------------


Net Assets:         Net assets                                                                               $1,640,193,615
                                                                                                             ==============


Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                            $    1,644,205
                    Class B Shares of Common Stock, $.10 par value,
                    300,000,000 shares authorized                                                                11,193,425
                    Class C Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                 2,109,508
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                 2,541,401
                    Paid-in capital in excess of par                                                          1,972,002,040
                    Undistributed investment income--net                                                          2,441,815
                    Accumulated distributions in excess of realized capital gains
                    on investments and foreign currency transactions--net                                     (235,943,634)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                         (115,795,145)
                                                                                                             --------------
                    Net assets                                                                               $1,640,193,615
                                                                                                             ==============


Net Asset           Class A--Based on net assets of $155,921,606 and
Value:              16,442,052 shares outstanding                                                            $         9.48
                                                                                                             ==============
                    Class B--Based on net assets of $1,046,888,848 and
                    111,934,250 shares outstanding                                                           $         9.35
                                                                                                             ==============
                    Class C--Based on net assets of $197,355,724 and
                    21,095,080 shares outstanding                                                            $         9.36
                                                                                                             ==============
                    Class D--Based on net assets of $240,027,437 and
                    25,414,008 shares outstanding                                                            $         9.44
                                                                                                             ==============

See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                    For the Year Ended August 31, 2001
Investment          Dividends (net of $1,436,773 foreign withholding tax)                                    $   18,575,930
Income:             Interest                                                                                     10,053,884
                    Securities lending--net                                                                          18,551
                                                                                                             --------------
                    Total income                                                                                 28,648,365
                                                                                                             --------------


Expenses:           Investment advisory fees                                             $   18,074,853
                    Account maintenance and distribution fees--Class B                       15,662,835
                    Account maintenance and distribution fees--Class C                        2,934,876
                    Transfer agent fees--Class B                                              2,239,287
                    Account maintenance fees--Class D                                           929,235
                    Custodian fees                                                              562,937
                    Accounting services                                                         500,678
                    Transfer agent fees--Class D                                                458,529
                    Transfer agent fees--Class C                                                447,090
                    Transfer agent fees--Class A                                                259,625
                    Professional fees                                                           147,439
                    Printing and shareholder reports                                             95,595
                    Directors' fees and expenses                                                 80,064
                    Registration fees                                                            63,734
                    Pricing fees                                                                  6,766
                    Other                                                                        80,602
                                                                                         --------------
                    Total expenses                                                                               42,544,145
                                                                                                             --------------
                    Investment loss--net                                                                       (13,895,780)
                                                                                                             --------------


Realized &          Realized loss from:
Unrealized             Investments--net                                                   (197,428,533)
Loss on                Foreign currency transactions--net                                     (675,237)       (198,103,770)
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--         Investments--net                                                 (1,104,767,226)
Net:                   Foreign currency transactions--net                                     (310,058)     (1,105,077,284)
                                                                                         --------------    ----------------
                    Net Decrease in Net Assets Resulting from Operations                                   $(1,317,076,834)
                                                                                                           ================

See Notes to Financial Statements.


Merrill Lynch Global Growth Fund, Inc., August 31, 2001


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                   For the Year
                                                                                                 Ended August 31,
                    Increase (Decrease) in Net Assets:                                       2001                2000
Operations:         Investment loss--net                                               $   (13,895,780)    $   (29,434,807)
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                     (198,103,770)         335,396,311
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                  (1,105,077,284)         644,372,425
                                                                                        ---------------    ----------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                     (1,317,076,834)         950,333,929
                                                                                        ---------------    ----------------


Distributions to    Realized gain on investments--net:
Shareholders:          Class A                                                              (9,602,949)        (12,439,265)
                       Class B                                                             (67,595,576)       (107,572,700)
                       Class C                                                             (12,641,927)        (19,030,320)
                       Class D                                                             (16,800,735)        (22,402,561)
                    In excess of realized gain on investments--net:
                       Class A                                                             (21,307,342)                  --
                       Class B                                                            (149,983,306)                  --
                       Class C                                                             (28,050,328)                  --
                       Class D                                                             (37,278,027)                  --
                                                                                         --------------    ----------------
                    Net decrease in net assets resulting from
                    distributions to shareholders                                         (343,260,190)       (161,444,846)
                                                                                         --------------    ----------------


Capital Share       Net increase (decrease) in net assets derived from
Transactions:       capital share transactions                                            (216,173,152)         275,853,659
                                                                                         --------------    ----------------


Net Assets:         Total increase (decrease) in net assets                             (1,876,510,176)       1,064,742,742
                    Beginning of year                                                     3,516,703,791       2,451,961,049
                                                                                        ---------------    ----------------
                    End of year*                                                        $ 1,640,193,615      $3,516,703,791
                                                                                        ===============    ================


                    *Undistributed investment income--net                               $     2,441,815                  --
                                                                                        ===============    ================

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                             Class A
                                                                                                                   For the
The following per share data and ratios                                                                             Period
have been derived from information                                                                                 Oct. 31,
provided in the financial statements.                                               For the Year                  1997++ to
                                                                                  Ended August 31,                 Aug. 31,
Increase (Decrease) in Net Asset Value:                                  2001           2000           1999          1998
Per Share           Net asset value, beginning of period              $    18.01     $    13.55     $    10.78   $    10.00
Operating                                                             ----------     ----------     ----------   ----------
Performance:        Investment income (loss)--net                        .03++++      (.02)++++        .11++++          .06
                    Realized and unrealized gain (loss) on
                       investments and foreign currency
                       transactions--net                                  (6.65)           5.51           2.93          .72
                                                                      ----------     ----------     ----------   ----------
                    Total from investment operations                      (6.62)           5.49           3.04          .78
                                                                      ----------     ----------     ----------   ----------
                    Less distributions:
                       Realized gain on investments--net                   (.59)             --          (.18)           --
                       In excess of realized gain on
                       investments--net                                   (1.32)         (1.03)          (.09)           --
                                                                      ----------     ----------     ----------   ----------
                    Total distributions                                   (1.91)         (1.03)          (.27)           --
                                                                      ----------     ----------     ----------   ----------
                    Net asset value, end of period                    $     9.48     $    18.01     $    13.55   $    10.78
                                                                      ==========     ==========     ==========   ==========


Total Investment    Based on net asset value per share                  (39.39%)         41.47%         28.46%     7.80%+++
Return:**                                                             ==========     ==========     ==========   ==========


Ratios to Average   Expenses                                                .93%           .87%           .90%        .98%*
Net Assets:                                                           ==========     ==========     ==========   ==========
                    Investment income (loss)--net                           .25%         (.09%)           .88%       1.00%*
                                                                      ==========     ==========     ==========   ==========


Supplemental        Net assets, end of period (in thousands)          $  155,922     $  288,517     $  171,140   $   80,525
Data:                                                                 ==========     ==========     ==========   ==========
                    Portfolio turnover                                   126.37%         75.48%         46.91%       29.67%
                                                                      ==========     ==========     ==========   ==========

*Annualized.
**Total investment return excludes the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Global Growth Fund, Inc., August 31, 2001


FINANCIAL HIGHLIGHTS (concluded)
                                                                                             Class B
                                                                                                                   For the
The following per share data and ratios                                                                             Period
have been derived from information                                                                                 Oct. 31,
provided in the financial statements.                                               For the Year                  1997++ to
                                                                                  Ended August 31,                 Aug. 31,
Increase (Decrease) in Net Asset Value:                                  2001           2000           1999          1998
Per Share           Net asset value, beginning of period              $    17.75     $    13.39     $    10.68   $    10.00
Operating                                                             ----------     ----------     ----------   ----------
Performance:        Investment income (loss)--net                      (.10)++++      (.18)++++      (.03)++++      --+++++
                    Realized and unrealized gain (loss) on
                       investments and foreign currency
                       transactions--net                                  (6.56)           5.44           2.92          .68
                                                                      ----------     ----------     ----------   ----------
                    Total from investment operations                      (6.66)           5.26           2.89          .68
                                                                      ----------     ----------     ----------   ----------
                    Less distributions:
                       Realized gain on investments--net                   (.54)          (.90)          (.18)           --
                       In excess of realized gain on
                       investments--net                                   (1.20)             --         --++++           --
                                                                      ----------     ----------     ----------   ----------
                    Total distributions                                   (1.74)          (.90)          (.18)           --
                                                                      ----------     ----------     ----------   ----------
                    Net asset value, end of period                    $     9.35     $    17.75     $    13.39   $    10.68
                                                                      ==========     ==========     ==========   ==========


Total Investment    Based on net asset value per share                  (40.01%)         40.04%         27.27%     6.80%+++
Return:**                                                             ==========     ==========     ==========   ==========


Ratios to Average   Expenses                                               1.95%          1.88%          1.91%       1.99%*
Net Assets:                                                           ==========     ==========     ==========   ==========
                    Investment income (loss)--net                         (.77%)        (1.11%)         (.27%)        .05%*
                                                                      ==========     ==========     ==========   ==========


Supplemental        Net assets, end of period (in thousands)          $1,046,889     $2,293,020     $1,677,022   $1,261,129
Data:                                                                 ==========     ==========     ==========   ==========
                    Portfolio turnover                                   126.37%         75.48%         46.91%       29.67%
                                                                      ==========     ==========     ==========   ==========


                                                                                             Class C
                                                                                                                   For the
The following per share data and ratios                                                                             Period
have been derived from information                                                                                 Oct. 31,
provided in the financial statements.                                               For the Year                  1997++ to
                                                                                  Ended August 31,                 Aug. 31,
Increase (Decrease) in Net Asset Value:                                  2001           2000           1999          1998
Per Share           Net asset value, beginning of period              $    17.76     $    13.39     $    10.68   $    10.00
Operating                                                             ----------     ----------     ----------   ----------
Performance:        Investment income (loss)--net                      (.10)++++      (.19)++++      (.04)++++      --+++++
                    Realized and unrealized gain (loss) on
                       investments and foreign currency
                       transactions--net                                  (6.56)           5.45           2.93          .68
                                                                      ----------     ----------     ----------   ----------
                    Total from investment operations                      (6.66)           5.26           2.89          .68
                                                                      ----------     ----------     ----------   ----------
                    Less distributions:
                       Realized gain on investments--net                   (.54)          (.89)          (.18)           --
                       In excess of realized gain on
                       investments--net                                   (1.20)             --             --           --
                                                                      ----------     ----------     ----------   ----------
                    Total distributions                                   (1.74)          (.89)          (.18)           --
                                                                      ----------     ----------     ----------   ----------
                    Net asset value, end of period                    $     9.36     $    17.76     $    13.39   $    10.68
                                                                      ==========     ==========     ==========   ==========


Total Investment    Based on net asset value per share                  (39.97%)         40.05%         27.23%     6.80%+++
Return:**                                                             ==========     ==========     ==========   ==========


Ratios to Average   Expenses                                               1.96%          1.89%          1.92%       1.99%*
Net Assets:                                                           ==========     ==========     ==========   ==========
                    Investment income (loss)--net                         (.78%)        (1.12%)         (.30%)        .04%*
                                                                      ==========     ==========     ==========   ==========


Supplemental        Net assets, end of period (in thousands)          $  197,356     $  423,800     $  302,247   $  249,208
Data:                                                                 ==========     ==========     ==========   ==========
                    Portfolio turnover                                   126.37%         75.48%         46.91%       29.67%
                                                                      ==========     ==========     ==========   ==========


                                                                                             Class D
                                                                                                                   For the
The following per share data and ratios                                                                             Period
have been derived from information                                                                                 Oct. 31,
provided in the financial statements.                                               For the Year                  1997++ to
                                                                                  Ended August 31,                 Aug. 31,
Increase (Decrease) in Net Asset Value:                                  2001           2000           1999          1998
Per Share           Net asset value, beginning of period              $    17.95     $    13.51     $    10.75   $    10.00
Operating                                                             ----------     ----------     ----------   ----------
Performance:        Investment income (loss)--net                    --+++++++++      (.06)++++        .07++++          .07
                    Realized and unrealized gain (loss) on
                       investments and foreign currency
                       transactions--net                                  (6.64)           5.50           2.94          .68
                                                                      ----------     ----------     ----------   ----------
                    Total from investment operations                      (6.64)           5.44           3.01          .75
                                                                      ----------     ----------     ----------   ----------
                    Less distributions:
                       Realized gain on investments--net                   (.58)         (1.00)          (.18)           --
                       In excess of realized gain on
                       investments--net                                   (1.29)             --          (.07)           --
                                                                      ----------     ----------     ----------   ----------
                    Total distributions                                   (1.87)         (1.00)          (.25)           --
                                                                      ----------     ----------     ----------   ----------
                    Net asset value, end of period                    $     9.44     $    17.95     $    13.51   $    10.75
                                                                      ==========     ==========     ==========   ==========


Total Investment    Based on net asset value per share                  (39.58%)         41.18%         28.21%     7.50%+++
Return:**                                                             ==========     ==========     ==========   ==========


Ratios to Average   Expenses                                               1.18%          1.12%          1.14%       1.22%*
Net Assets:                                                           ==========     ==========     ==========   ==========
                    Investment income (loss)--net                        (.001%)         (.35%)           .51%        .82%*
                                                                      ==========     ==========     ==========   ==========


Supplemental        Net assets, end of period (in thousands)           $ 240,027     $  511,367     $  301,552   $  212,274
Data:                                                                 ==========     ==========     ==========   ==========
                    Portfolio turnover                                   126.37%         75.48%         46.91%       29.67%
                                                                      ==========     ==========     ==========   ==========


*Annualized.
**Total investment return excludes the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.
+++++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch Global Growth Fund, Inc., August 31, 2001


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective September 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of August 3, 2001, no debt securities were held by the Fund.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

(h) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of loaned securities. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securites and the collateral and, as a result, the Fund's yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $17,012,832 have been reclassified between paid-in capital in excess of par and undistributed net investment income, $675,237 has been reclassified between undistributed net investment income and accumulated net realized capital losses and $132 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of .75% of the average daily net assets not exceeding $1.5 billion and .725% of the average daily net assets in excess of $1.5 billion.


Merrill Lynch Global Growth Fund, Inc., August 31, 2001


NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                 Account          Distribution
                             Maintenance Fee          Fee

Class B                            .25%               .75%
Class C                            .25%               .75%
Class D                            .25%                 --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                             FAMD              MLPF&S

Class A                     $   282           $  4,478
Class D                     $11,773           $175,339


For the year ended August 31, 2001, MLPF&S received contingent deferred sales charges of $2,459,084 and $38,245 relating to transactions in Class B and Class C Shares, respectively.
Furthermore MLPF&S received contingent deferred sales charges of $1,830 and $741 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. For the year ended August 31, 2001, the QA Advisors received $1,566 in securities lending agent fees.

In addition, MLPF&S received $1,511,963 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended August 31, 2001, the Fund reimbursed MLIM an aggregate of $140,689 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2001 were $2,866,170,015 and $3,311,687,471, respectively.

Net realized losses for the year ended August 31, 2001 and net unrealized losses as of August 31, 2001 were as follows:

                                       Realized         Unrealized
                                        Losses            Losses

Long-term investments             $(197,428,533)     $(115,678,655)
Foreign currency transactions          (675,237)          (116,490)
                                  --------------     -------------
Total                             $(198,103,770)     $(115,795,145)
                                  ==============     ==============


As of August 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $117,373,923, of which $40,217,432 related to appreciated securities and $157,591,355 related to depreciated securities. At August 31, 2001, the aggregate cost of investments for Federal income tax purposes was $1,749,615,692.



4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(216,173,152) and $275,853,659 for the years ended August 31, 2001 and August 31, 2000, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                               Dollar
Ended August 31, 2001                   Shares            Amount

Shares sold                            3,593,947      $  45,522,979
Shares issued to shareholders in
reinvestment of distributions          1,466,443         18,491,842
                                     -----------      -------------
Total issued                           5,060,390         64,014,821
Shares redeemed                       (4,634,129)       (55,009,450)
                                     -----------      -------------
Net increase                             426,261      $   9,005,371
                                     ===========      =============


Class A Shares for the Year                               Dollar
Ended August 31, 2000                   Shares            Amount

Shares sold                            6,687,519      $ 115,892,549
Shares issued to shareholders in
reinvestment of distributions            415,979          6,655,660
                                     -----------      -------------
Total issued                           7,103,498        122,548,209
Shares redeemed                       (3,713,949)       (59,832,864)
                                     -----------      -------------
Net increase                           3,389,549      $  62,715,345
                                     ===========      =============


Class B Shares for the Year                               Dollar
Ended August 31, 2001                   Shares            Amount

Shares sold                            6,709,307     $   89,324,475
Shares issued to shareholders in
reinvestment of distributions         14,558,697        182,274,878
                                     -----------     --------------
Total issued                          21,268,004        271,599,353
Automatic conversion of shares        (3,242,822)       (37,637,562)
Shares redeemed                      (35,254,162)      (410,682,236)
                                    ------------     --------------
Net decrease                         (17,228,980)    $ (176,720,445)
                                    ============     ==============


Class B Shares for the Year                               Dollar
Ended August 31, 2000                   Shares            Amount

Shares sold                           21,942,098      $ 377,511,827
Shares issued to shareholders in
reinvestment of distributions          5,761,166         91,487,315
                                     -----------      -------------
Total issued                          27,703,264        468,999,142
Automatic conversion of shares        (2,166,014)       (36,973,591)
Shares redeemed                      (21,598,145)      (351,813,805)
                                   -------------      -------------
Net increase                           3,939,105      $  80,211,746
                                   =============      =============


Class C Shares for the Year                               Dollar
Ended August 31, 2001                   Shares            Amount

Shares sold                            1,818,727      $  23,731,558
Shares issued to shareholders in
reinvestment of distributions          2,766,633         34,665,905
                                     -----------      -------------
Total issued                           4,585,360         58,397,463
Shares redeemed                       (7,347,657)       (85,000,297)
                                     -----------      -------------
Net decrease                          (2,762,297)     $ (26,602,834)
                                     ===========      =============


Class C Shares for the Year                               Dollar
Ended August 31, 2000                   Shares            Amount

Shares sold                            4,726,273      $  81,730,041
Shares issued to shareholders in
reinvestment of distributions          1,027,093         16,320,513
                                     -----------      -------------
Total issued                           5,753,366         98,050,554
Shares redeemed                       (4,460,422)       (72,690,484)
                                     -----------      -------------
Net increase                           1,292,944      $  25,360,070
                                     ===========      =============


Class D Shares for the Year                               Dollar
Ended August 31, 2001                   Shares            Amount

Shares sold                            5,939,010      $  73,626,137
Automatic conversion of shares         3,215,687         37,637,562
Shares issued to shareholders in
reinvestment of distributions          3,824,916         48,117,445
                                     -----------      -------------
Total issued                          12,979,613        159,381,144
Shares redeemed                      (16,057,138)      (181,236,388)
                                     -----------      -------------
Net decrease                          (3,077,525)     $ (21,855,244)
                                     ===========      =============


Class D Shares for the Year                               Dollar
Ended August 31, 2000                   Shares            Amount

Shares sold                            8,301,541      $ 142,663,667
Automatic conversion of shares         2,146,083         36,973,591
Shares issued to shareholders in
reinvestment of distributions          1,229,945         19,642,213
                                     -----------      -------------
Total issued                          11,677,569        199,279,471
Shares redeemed                       (5,498,672)       (91,712,973)
                                     -----------      -------------
Net increase                           6,178,897      $ 107,566,498
                                     ===========      =============



5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended August 31, 2001.


Merrill Lynch Global Growth Fund, Inc., August 31, 2001


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

6. Commitments:
At August 31, 2001, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $18,138,000 and $1,857,000, respectively.



REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
Merrill Lynch Global Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Global Growth Fund, Inc., including the schedule of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global Growth Fund, Inc. at August 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.


(Ernst & Young LLP)


MetroPark, New Jersey
October 12, 2001


Merrill Lynch Global Growth Fund, Inc., August 31, 2001


IMPORTANT TAX INFORMATION (UNAUDITED)

The following information summarizes all per share distributions paid by Merrill Lynch Global Growth Fund, Inc. during its taxable year ended August 31, 2001:
                              Qualifying
                               Domestic                      Non-Qualifying                   Foreign Taxes
                               Ordinary        Foreign         Ordinary          Total           Paid or        Long-Term
Record Date      Payable Date   Income      Source Income      Income       Ordinary Income     Withheld     Capital Gains*
Class A Shares:
12/13/00         12/19/00      $.026521       $.064415         $1.132758        $1.223694        $.010019       $.686201

Class B Shares:
12/13/00         12/19/00      $.022808       $.055395         $ .974136        $1.052339        $.010019       $.686201

Class C Shares:
12/13/00         12/19/00      $.022906       $.055633         $ .978331        $1.056870        $.010019       $.686201

Class D Shares:
12/13/00         12/19/00      $.025731       $.062494         $1.098980        $1.187205        $.010019       $.686201


*All of the long-term capital gains distributions are subject to a maximum 20% tax rate.

The qualifying ordinary income qualifies for the dividends received deduction for corporations.

Please retain this information for your records.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Robert C. Doll Jr., Senior Vice President
Lawrence R. Fuller, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary


Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863